
RAND
LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Third Quarter 2010
Earnings Conference Call
February 9, 2010
8:30 a.m. ET



Forward-Looking Statements





This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 25, 2009.



Conference Call Details

- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  - 800-642-1687, Conference ID#53876401
  - 706-645-9291, Conference ID#53876401 for international callers

RAND LOGISTICS, INC.

Agenda





- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2011 Earnings Opportunities**
  Ed Levy, President of Rand Logistics

Introduction
Laurence Levy





- In the context of tonnage demand in the markets that we serve being down as much as 50% for certain of the commodities that we transport, our results this quarter and year-to-date clearly illustrate the benefits of our differentiable and sustainable competitive advantages, including:
  - High barriers to entry;
  - A non-duplicatable asset portfolio;
  - Long term contracts with revenue visibility; and
  - An efficient cost structure.
- Based on current exchange rates, we expect operating income before depreciation, amortization and a one-time charge for a loan amendment fee, for the fiscal year ended March 31, 2010, to be in the range of $20.5 to $21.0 million, which will be the highest in the Company's history.
- Barring a further downturn in the economy or a significant change in exchange rates, we believe that our fiscal year 2010 results reflect the floor of the Company's earnings and see additional near-term earnings opportunities.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- Market conditions on the Great Lakes remained extremely challenging during the fiscal third quarter. However, we did see a modest improvement in some of the commodities that we transport quarter-over-quarter and versus the same period last year.

- We believe that increase in customer demand was the result of commitments that were pushed out from prior quarters and a restocking of inventories:

  - Trend continued into January and as a result, we recorded approximately 111 additional sailing days in January 2010, which is beyond our normal December 31st shutdown date.
  - We do not foresee profits from these additional sailing days materially reducing the operating losses that we typically realize during our fiscal fourth quarter.

- Consistent with our first two fiscal quarters, the decline in customer demand, relative to historical norms, somewhat limited our vessel scheduling flexibility and created network inefficiencies.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



U.S.-Flag Dry-Bulk Cargo Carriage on the Great Lakes
December YTD
(net tons in thousands)



Iron Ore
60,000
50,000
40,000
30,000
20,000
10,000
0
47,223
48,235
-50.2%
24,031
YTD December 2008
YTD 5-Yr Average
YTD December 2009



Salt
1,500
1,000
500
0
1,225
1,163
8.4%
1,261
YTD December 2008
YTD 5-Yr Average
YTD December 2009





Coal
30,000
25,000
20,000
15,000
10,000
5,000
0
24,972
25,420
-18.7%
20,675
YTD December 2008
YTD 5-Yr Average
YTD December 2009



Sand
500
400
300
200
100
0
359
438
-40.0%
263
YTD December 2008
YTD 5-Yr Average
YTD December 2009



Limestone
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
23,632
27,377
-38.8%
17,067
YTD December 2008
YTD 5-Yr Average
YTD December 2009



Grain
450
400
350
300
250
200
150
100
50
0
248
356
-14.3%
305
YTD December 2008
YTD 5-Yr Average
YTD December 2009



Through December 31, 2009, Rand total tonnage down by only 3.8%, excluding outside voyage charter, compared to prior year

* Data from Lake Carriers Association

RAND
LOGISTICS, INC.

Business Environment and Operational Overview

Scott Bravener

Tonnage by Cargo

FY2009 December YTD



Pet Coke 0%
Ore Byproduct 0%
Coke 1%
Slag 2%
Grain 8%
Pellet Fines 0%
Coal 13%
Aggregates 47%
Ore 18%
Salt 12%
Aggregates
Salt
Ore
Coal
Grain
Slag
Coke
Pet Coke
Pellet Fines
Ore Byproduct

FY2010 December YTD



Pet Coke 0%
Ore Byproduct 0%
Slag 2%
Coke 1%
Pellet Fines 0%
Grain 12%
Coal 13%
Aggregates 46%
Ore 11%
Salt 15%
Aggregates
Salt
Ore
Coal
Grain
Slag
Coke
Pet Coke
Pellet Fines
Ore Byproduct



RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Three Months Ended 12/31/09
vs. 12/31/08



Sailing Days
1,019
1,065
4.5%
1,100
900
700
500
12/31/08
12/31/09



Marine Freight
Revenue per Day
$26,853
$23,785
12.9%
$28,000
$26,000
$24,000
$22,000
12/31/08
12/31/09

Theoretical maximum sailing days for the quarter is 1,104

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Nine Months Ended 12/31/09
vs. 12/31/08



Sailing Days
3,100
3,050
3,000
2,950
2,900
3,066
2.9%
2,977
12/31/08
12/31/09



Marine Freight
Revenue per Day
$28,000
$26,000
$24,000
$22,000
$27,353
0.7%
$27,168
12/31/08
12/31/09

Overall, we are pleased with our vessel utilization which equaled 90.2% of the theoretical maximum of 3,300 days for the shipping season.

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- For the nine months ending December 31, 2009, vessel operating expenses, reduced for fuel and other surcharge revenue, declined relative to the same time period in 2008:
  - Third straight sailing season that we have been able to reduce our vessel operating expenses, reduced for fuel and other surcharge revenue on a per sailing day basis.
  - Expense reductions are a result of improved operating metrics on our vessels, a constant focus on cost containment and the realization of gains resulting from our capital improvements.
- We continue to believe that there is meaningful room for further improvement in vessel operating expenses per sailing day.
- Remaining a cost efficient operator continues to be a key focus area for our entire management team.
- In conjunction with our comprehensive cost-reduction plan, we previously announced the complete elimination of incentive compensation. In light of our strong operating performance, we have included an accrual for incentive compensation. It is likely that our full-year expense reductions will still be in the $1.2 to $1.5 million range.

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	3 Months Ended 12/31/09	3 Months Ended 12/31/08
Sailing Days	1,065	1,019
Freight Revenue/Sailing Day	$ 26,853	$ 23,785
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$ 16,510	$ 17,481
Repairs and Maintenance Expenses/Sailing Day	$ 64	$ 72
G&A (in millions)	$ 2.6	$ 2.3
Average F/X Rate	$0.947 USD per CAD	$0.825 USD per CAD



RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	9 Months Ended 12/31/09	9 Months Ended 12/31/08
Sailing Days	2,977	3,066
Freight Revenue/Sailing Day	$ 27,168	$ 27,353
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$ 15,553	$ 16,682
Repairs and Maintenance Expenses/Sailing Day	$ 264	$ 313
G&A (in millions)	$ 6.8	$ 7.5
Average F/X Rate	$0.903 USD per CAD	$0.919 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Bridge
Q3 FY2010 Actual vs. Q3 FY2009 Actual
(U.S. Dollars 000's)
$8,000
$6,000
$4,000
$2,000
$0
$1,814
$2,140
$1,186
$527
$289
($513)
($401)
$5,042
3 Months Ended 12/31/08
Increased Sailing Days
Operating Cost Reductions
Currency Translation
Operating Wages & Benefits
D&A
Outside Charter
3 Months Ended 12/31/09



RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Bridge
December YTD FY2010 Actual vs. December YTD FY2009 Actual
(U.S. Dollars 000's)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$17,904
$1,237
$782
($1,857)
($441)
($320)
$17,305
December YTD FY2009 Actual
Reduced Sailing Days
Operating Cost Reductions
D&A
GE Amendment Fee
Currency Translation
December YTD FY2010 Actual





RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Before D&A *
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
Mar-06
Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Trailing 12-month Operating Income Before Depreciation and Amortization

* Excludes GE Amendment Fee of $441,000 incurred in Q2 of FY 2010

RAND LOGISTICS, INC.

Fiscal Year 2011 Earnings Opportunities
Ed Levy



Key Assumptions

- We are assuming that the economic recovery is going to be gradual, muted and uneven and therefore, with few exceptions, we are not at this time forecasting any improvement in existing customer tonnage demand.

- We have no major contracts to be renewed this winter and expect to renew all other expiring business.

Fiscal Year 2011 Earnings Opportunities
Ed Levy



Three Distinct Areas for Profit Improvement

1. We have already secured additional business which will allow us to increase our number of sailing days closer to our theoretical maximum and improve the efficiency of our vessels.

2. As a result of price escalation provisions in our existing contracts and a further diversification in our commodity mix, we would expect that our marine freight revenue per day, excluding fuel and other surcharges, and outside charter revenue, is likely to increase by an amount greater than our vessel operating expenses per day. Furthermore, a series of measures and investments have already been identified, which will enable us to further reduce our vessel operating expenses.

3. If we experience an improvement in customer demand, it will enable us to maximize the utilization efficiency of our vessels during our sailing days, providing the potential for substantial operating leverage and profit improvement:
   - We estimate that we lost approximately 28 days during the 2009 sailing season compared to the 2008 sailing season due to inefficiencies caused by the dramatic reduction in demand for the commodities that we transport.

RAND LOGISTICS, INC.

Fiscal Year 2011 Earnings Opportunities
Laurence Levy



Outcome

- Even without a significant recovery in the economy in 2010, we foresee our fiscal 2010 earnings representing the Company's floor earnings level.

- Given the high degree of confidence that we have related to the contractual bookings we already have in hand for the 2010 sailing season and the revenue visibility they provide, we believe that in fiscal 2011, we are well positioned based on current exchange rates and economic conditions to ***deliver record earnings for the third year in a row***.